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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our reports included in the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 1998 and to the reference to our firm in this Amendment No. 1 to Registration Statement.


                                              /s/  ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 7, 1998